UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 24, 2011
Date of Report (Date of earliest event reported)
NU SKIN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)
Delaware	001-12421	87-0565309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
75 West Center Street Provo, UT 84601
(Address of principal executive offices and zip code)
(801) 345-1000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On May 24, 2011, Nu Skin Enterprises, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). The following proposals were approved by the Company’s stockholders at the Annual Meeting:

•	The election of a Board of Directors consisting of eleven directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified;

•	The advisory approval of the Company’s executive compensation;

•	The advisory selection of 1 year as the frequency of stockholder advisory votes on the Company’s executive compensation; and

•	The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011;

The voting results were as follows:

	For	Withhold	Against	Abstain	Broker Non-Votes
Election of Directors
Nevin N. Andersen	48,360,077	3,756,791	-	-	3,302,680
Daniel W. Campbell	48,048,808	4,068,060	-	-	3,302,680
E.J. “Jake” Garn	48,081,476	4,035,392	-	-	3,302,680
M. Truman Hunt	47,978,175	4,138,693	-	-	3,302,680
Andrew D. Lipman	47,305,916	4,810,952	-	-	3,302,680
Steven J. Lund	44,862,321	7,254,547	-	-	3,302,680
Patricia A. Negrón	48,220,483	3,896,385	-	-	3,302,680
Thomas R. Pisano	48,363,689	3,753,179	-	-	3,302,680
Blake M. Roney	46,995,869	5,120,999	-	-	3,302,680
Sandra N. Tillotson	46,999,462	5,117,406	-	-	3,302,680
David D. Ussery	48,232,379	3,884,489	-	-	3,302,680

Advisory Vote as to the Company’s Executive Compensation	51,206,913	-	877,816	32,135	3,302,684

Ratification of Pricewaterhouse Coopers LLP	53,628,484	-	1,737,560	53,503	0

	Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
Advisory Vote as to the Frequency of Stockholder Advisory Votes on the Company’s Executive Compensation	42,670,892	6,802,714	2,384,576	258,685	3,302,681

Item 7.01              Regulation FD
Item 8.01              Other Events

The Company’s annual report on Form 10-K, filed February 23, 2011, included information in Item 1. “Business” and in Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operation” regarding the timing of the introduction and launch of the ageLOC Transformation skin care system in Mainland China. To clarify this information, the Company notes that its ageLOC Transformation skin care system was officially launched in Mainland China in the first quarter of 2011, following promotional offerings beginning in September 2010 and continuing throughout the fourth quarter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC.
(Registrant)

/s/Ritch N. Wood
Ritch N. Wood
Chief Financial Officer

Date:  May 31, 2011